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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of Earliest Event Reported) - November 20, 2000


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                              SPECTRIAN CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                                              77-0023003
(State or other jurisdiction of                                (IRS Employer
        Incorporation)                                       Identification No.)


                                     0-24360
                            (Commission File Number)


           350 West Java Drive                                           94089
          Sunnyvale, California                                       (Zip Code)
(Address of principal executive offices)


                                 (408) 745-5400
              (Registrant's telephone number, including area code)


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                                      [N/A]
             (Former name or address, if changed since last report)


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Item 5.  Other Events.

         On November 20, 2000, Spectrian Corporation ("Company") entered into an Asset Purchase Agreement with Cree, Inc. and Zoltar Acquisition, Inc. ("Buyer") providing for the sale of certain assets comprising Company's UltraRF division. The assets to be sold include business inventories, equipment and tangible property, intangible assets, contract rights, records, supplies, rights associated with prepaid expenses, certain rights against third parties, certain software and certain trade accounts receivable.

         The aggregate purchase price to be paid by Buyer under the Asset Purchase Agreement is to consist of stock consideration of approximately 908,000 shares of Cree common stock plus approximately $30 million in cash or additional Cree shares, worth $30 million.

         Buyer has no material relationship with the Company or, to the knowledge of the Company, with any of its affiliates, directors, officers or their associates.

         Attached as an Exhibit is a copy of the press release of November 21, 2000, announcing the transaction.

Item 7.  Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

         2.1      Asset Purchase  Agreement  dated as of November 20, 2000 among
                  Cree,   Inc.,   Zoltar   Acquisition,   Inc.   and   Spectrian
                  Corporation.

        99.1      Press Release dated November 21, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Spectrian Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPECTRIAN CORPORATION



                                        By: /s/ Michael D. Angel
                                           --------------------------------
                                           Michael D. Angel
                                           Executive Vice President, Finance
                                           and Administration,
                                           Chief Financial Officer and Secretary

Date: December 5, 2000


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                                                   EXHIBIT INDEX

Exhibit No.   Description
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2.1           Asset Purchase Agreement dated as of November 20, 2000 among Cree,
              Inc., Zoltar Acquisition, Inc. and Spectrian Corporation.

99.1          Press Release of Spectrian Corporation, dated November 21, 2000.